UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

WESTERN IOWA ENERGY, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF MEMBERS FOR THE MEMBER MEETING TO BE HELD ON JUNE 20, 2011
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
FORWARD-LOOKING STATEMENTS
PROPOSALS TO BE VOTED UPON
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
PROPOSAL THREE ADVISORY VOTE ON FREQUENCY OF THE SAY-ON-PAY VOTE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
DIRECTOR NOMINATIONS
MEMBER PROPOSALS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
ANNUAL REPORT AND FINANCIAL STATEMENTS

NOTICE OF ANNUAL MEETING OF MEMBERS
FOR THE MEMBER MEETING TO BE HELD ON JUNE 20, 2011
To our Members:
The 2011 Annual Meeting of Members (the “2011 Annual Meeting”) of Western Iowa Energy, LLC (the “Company”) will be held on Monday, June 20, 2011, at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2011 Annual Meeting will begin at 6:00 p.m. The 2011 Annual Meeting will commence at approximately 7:00 p.m.
The purposes of the meeting are: (i) to elect two (2) Directors to our Board of Directors; (ii) to conduct an advisory vote on our executive compensation called “Say-on-Pay”; (iii) to conduct an advisory vote on the frequency of the Say-on-Pay vote; and (iv) to transact such other business as may properly come before the 2011 Annual Meeting or any adjournments thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice. We encourage you to review all of the important information in the proxy materials before voting.
If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card or how to vote in person at the meeting, please call the Company at (712) 664-2173.
Only Members listed on the Company’s records at the close of business on April 29, 2011, are entitled to notice of the 2011 Annual Meeting and to vote at the 2011 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be RECEIVED by the Company no later than 5:00 p.m. on Friday, June 17, 2011. You may also attend the 2011 Annual Meeting to cast your vote in person.
All Members are cordially invited to attend the 2011 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date, and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy card will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (712) 664-2183 or mail it to us at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466.

By order of the Board of Directors,

William J. Horan
Chairman of the Board
Wall Lake, Iowa
April 29, 2011

WESTERN IOWA ENERGY, LLC
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466
Proxy Statement
Annual Meeting of Members
Monday, June 20, 2011
7:00 p.m.
This proxy solicitation is being made by Western Iowa Energy, LLC (the “Company”). The proxy statement and proxy card were prepared by the Board of Directors of the Company for use at the 2011 annual meeting of members of the Company to be held on Monday, June 20, 2011 (the “2011 Annual Meeting”), and at any adjournment thereof. The 2011 Annual Meeting will be held at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2011 Annual Meeting will begin at 6:00 p.m. The 2011 Annual Meeting will commence at approximately 7:00 p.m. Distribution of this proxy statement and the proxy card is scheduled to begin on or about April 29, 2011. The Company may use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile, or letter.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why did I receive this proxy statement?

A:
The Board of Directors is soliciting your proxy to vote at the 2011 Annual Meeting because you were a member of the Company at the close of business on April 29, 2011, the record date, and are entitled to vote at the meeting.

Q:	What am I voting on?

A:
You are voting on the election of two (2) directors. The nominees are Michael Bettin, Warren Bush and Kevin Ross. You are also providing an advisory vote on the Company’s executive compensation called a “Say-on-Pay” vote and providing an advisory vote on how frequently you would like the Company to present the Say-on-Pay vote to the members.

Q:	How many votes do I have?

A:
On any matter that may properly come before the meeting, each Member entitled to vote will have one vote for each membership unit owned of record by such Member as of the close of business on April 29, 2011.

Q:	What is the Say-on-Pay Vote?

A:
The Say-on-Pay vote is an advisory vote by the Company’s members whereby the member can either endorse or not endorse the Company’s system of compensating its executive officers. While the Say-on-Pay vote is not binding on the Board, the Board intends to take the vote into consideration in making future compensation awards to the Company’s executive officers. The Company may also use the Say-on-Pay vote to engage members in a dialogue regarding the Company’s system of compensating its executive officers.

Q:	What is the advisory vote on how frequently the Company will present the Say-on-Pay vote to members?

A:
In addition to the Say-on-Pay vote discussed above, the Company is presenting the members the opportunity to provide input on how often the members would like to hold the Say-on-Pay vote. The members can choose whether they would like the Company to have the Say-on-Pay vote every year, every two years or every three years. While this vote is not binding on the Board, the Board intends to use the results of this vote to determine how frequently to present the Say-on-Pay vote at the Company’s annual meetings.

Q:	What is the voting requirement to elect the directors and what is the effect of an abstention, withheld vote or broker non-vote?

A:
In the election of directors, the two (2) nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. Members do not have cumulative voting rights. In the director election, because directors are elected by plurality vote, abstentions, withheld votes and broker non-votes will not be counted either for or against any nominee. Abstentions, withheld votes and broker non-votes will be included when counting units to determine whether a sufficient number of the voting membership units are represented to establish a quorum.

Q:	What is the voting requirement for the Say-on-Pay vote and what is the effect of an abstention or broker non-vote?

A:
The advisory vote on executive compensation called the Say-on-Pay vote will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal. A broker non-vote or a properly executed proxy card marked ABSTAIN with respect to the proposal will not be voted and will not count FOR or AGAINST the proposal. Abstentions and broker non-votes with respect to this proposal are counted for purposes of establishing a quorum.

Q:	What is the voting requirement for the advisory vote on how frequently to present the Say-on-Pay vote and what is the effect of an abstention or broker non-vote?

A:
The advisory vote on how frequently to present the Say-on-Pay vote to the members is a plurality vote, which means that the alternative that receives the greatest number of votes, compared to the votes cast for the other alternatives, will be the vote of the members. This advisory vote is not binding on the Board. However, the Board intends to use the results of this vote to determine how frequently to present the Say-on-Pay vote at the Company’s annual meetings. A broker non-vote or a properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST any alternative. Abstentions and broker non-votes with respect to this proposal are counted for purposes of establishing a quorum.

Q:	How many membership units are outstanding?

A:	At the close of business on April 29, 2011, there were 26,447 outstanding Units representing membership interests in the Company. This means that there may be 26,447 votes cast on any matter.

Q:	What constitutes a quorum?

A:
As of the record date, the Company had 26,447 outstanding Units. The presence of members holding 25% of the total outstanding Units, or 6,612 Units, constitutes a quorum. If you submit a properly executed proxy or appear in person at the 2011 Annual Meeting, then your Units will be counted as part of the quorum.

Q:	How do I vote?

A:	Membership Units can be voted only if the holder of record is present at the 2011 Annual Meeting, either in person or by proxy. You may vote using either of the following methods:
•
Proxy. You may cast your votes by executing a proxy card for the 2011 Annual Meeting and submitting it to the Company prior to the 2011 Annual Meeting. Completed proxy cards must be RECEIVED by the Company by 5:00 p.m. on Friday, June 17, 2011 in order to be valid. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card for the 2011 Annual Meeting. After you have marked your choices, please sign and date the proxy card and return it to the Company, either by mail at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466, or fax it to the Company at (712) 664-2183. If you sign and return the proxy card without specifying any choices, your membership units will be voted FOR the incumbent directors, Warren Bush and Kevin Ross, FOR Proposal Two — Say-on-Pay and EVERY 3 YEARS with respect to Proposal Three — Frequency of the Say-on-Pay vote.

•	In person at the 2011 Annual Meeting. All members may vote in person at the 2011 Annual Meeting.
Q:	Do I have dissenters’ rights?

A:	Pursuant to Section 6.15 of the Company’s Amended and Restated (the “Operating Agreement”), members have no dissenters’ rights or similar rights.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2011 Annual Meeting;

•
Giving personal or written notice of the revocation to Kevin Ross, Secretary of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, Wall Lake, Iowa 51466, which notice is RECEIVED prior to 5:00 p.m. on Friday, June 17, 2011; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2011 Annual Meeting.
Q:	What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card, then the proxies will vote your units FOR the incumbent directors, Warren Bush and Kevin Ross, FOR Proposal Two — Say-on-Pay and EVERY 3 YEARS with respect to Proposal Three — Frequency of the Say-on-Pay vote. You may wish to vote for only one of the director nominees. In this case, your vote will only be counted for the director candidate you have selected. If you mark contradicting choices on the proxy card, such as both for and against a candidate or for or against a proposal, your votes will not be counted with respect to the director candidate or the proposal for which you marked contradicting choices. However, each executed proxy card will be counted for purposes of determining whether a quorum is present at the meeting.

Q:	Who can attend the 2011 Annual Meeting?

A:	All members as of the close of business on the record date, which is April 29, 2011, may attend the 2011 Annual Meeting.

Q:	What is the record date for the 2011 Annual Meeting?

A:	April 29, 2011.

Q:	Who will count the votes?

A:	All votes will be tabulated by the inspector of election appointed for the 2011 Annual Meeting, which we expect will be an administrative employee of the Company, and observed by our auditor.

Q:	How do I nominate a candidate for election as a director at next year’s annual meeting?

A:
Three (3) director positions will stand for election at the 2012 Annual Meeting. Nominations for director seats are made by a nominating committee appointed by the Board of Directors. Members may request that the Company include a director candidate in the Company’s proxy materials and proxy card for the 2012 Annual Meeting pursuant to the requirements of Rule 14a-11 promulgated under the Securities and Exchange Act of 1934, as amended. Under this regulation, written notice of a member’s intent to nominate an individual for director must also be given, either by personal delivery or by United State mail, postage prepaid, to the Company no later than December 30, 2011.

In addition, a member may nominate a candidate for director by following the procedures explained in Section 5.3(b) of the Operating Agreement. Section 5.3(b) of the Operating Agreement requires that written notice of a member’s intent to nominate an individual for director must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 60 days and no more than 90 days prior to the date of the Company’s annual meeting. The notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) a representation that the member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) the name, age, business and residence address and principal occupation or employment of the nominee, (d) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member, (e) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, (f) the consent of each nominee to serve as a director of the Company if so elected, and (g) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the director’s seat to be filled at the next election of directors.

Q:	What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are member proposals and director nominations due for the 2012 annual meeting?

A:
We intend to hold our 2012 Annual Meeting in May, June or July, 2012. In order to be considered for inclusion in next year’s proxy statement, member proposals must be submitted in writing to the Company in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, by December 30, 2011 (approximately 120 days prior to the one-year anniversary of the release of this proxy statement). The Company suggests that proposals for the 2012 Annual Meeting of Members be submitted by certified mail, return receipt requested.

Members who intend to present a proposal at the 2012 Annual Meeting without including the proposal in the Company’s proxy statement must provide the Company notice of the proposal no later than March 15, 2012, which is approximately 45 days prior to the one-year anniversary of the release of this proxy statement. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2012 Annual Meeting by March 15, 2012, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a member proposal intended to be submitted to the 2012 annual meeting by March 15, 2012, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks, and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

FORWARD-LOOKING STATEMENTS
This proxy statement contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our extended future operations and actions. These forward-looking statements are only our predictions based on current information and involve numerous assumptions, risks and uncertainties. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the reasons described in our filings with the Securities and Exchange Commission. Additionally, in the future we may deregister our membership units with the Securities and Exchange Commission (“SEC”), and in such event we would no longer be required to comply with certain statutes and regulations applicable to SEC-reporting companies. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement and are based on the assumption that we will continue to be an SEC-reporting company. We qualify all of our forward-looking statements by these cautionary statements.

PROPOSALS TO BE VOTED UPON
PROPOSAL ONE
ELECTION OF DIRECTORS
Seven elected directors comprise our Board of Directors. The Board of Directors is currently divided into three classes. Two directors are to be elected by the members at the 2011 Annual Meeting. The terms of the remaining elected directors expire in either 2012 or 2013. Below is a chart showing when each Director’s term expires.

2011	Warren Bush Kevin Ross
2012	John Geake William Horan Dennis Mauser
2013	Brent Halling Virgil Harrison
At the 2008 annual meeting, Warren Bush and Kevin Ross were re-elected to serve three-year terms until the 2011 annual meeting. At the 2009 annual meeting, John Geake, William Horan, and Dennis Mauser were re-elected to serve three-year terms until the 2012 annual meeting. At the 2010 annual meeting, Virgil Harrison and Brent Halling were elected to serve three-year terms until the 2013 annual meeting.
The Board of Directors, acting as the nominating committee, has nominated Warren Bush and Kevin Ross as nominees for the 2011 annual Board of Directors election. Warren Bush and Kevin Ross have each served as directors of the Company since the Company’s inception in 2004. Michael Bettin was nominated as a nominee for the 2011 annual Board of Directors election pursuant to the member nomination provisions of Section 5.3(b) of the Company’s Amended and Restated Operating Agreement (the “Operating Agreement”).
The Board of Directors has determined that each of the three nominees is qualified to serve as a Director. The Board based this determination on the prior business and agricultural experience of all three nominees, and the prior experience of the incumbent Directors, Warren Bush and Kevin Ross, with the Company. The Board of Directors has not made a recommendation with respect to the Director election.
The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2011 Annual Meeting:

Name and Principal		Year First Became a Director	Term Expires
Occupation	Age	(if applicable)	(if applicable)
Michael Bettin, Farmer	49	—	—
Warren Bush, Attorney	63	2004	2011
Kevin Ross, Farmer	31	2004	2011
Biographical Information for Nominees
Michael Bettin, Director Nominee — Age 49
Michael Bettin operates a farm near Odebolt, Iowa. He farms approximately 1,300 acres and also raises cattle and swine. Mr. Bettin is also a member or partner of several business entities engaged in swine farrowing and/or feeding, including Newell Pig, L.C., Newell Pig II, LLP, New Temp Pork, LLC, Pure Pig, LLC, Quality Pork Systems (QPS) and BV Feeders.

Warren Bush, Director — Age 63
Warren Bush has served as a Director since our inception and serves as Chairman of our Audit Committee. Mr. Bush is a licensed attorney in Iowa and Arizona. Mr. Bush has served as a Judicial Magistrate for the State of Iowa since July of 1987. He is also a self-employed attorney and practices out of offices in Wall Lake and Dunlap. Mr. Bush also serves on the board of directors of Western Dubuque Biodiesel, LLC, a publicly reporting company. Mr. Bush previously served on the boards of directors of Iowa Renewable Energy, LLC and Central Iowa Energy, LLC. He is a principal in Bush Boys’ Enterprises, LLC, Bush Boys, Inc., Front Row Racing Stable, Ltd., Tyler Kelly’s Shamrock Farm, Ltd., and Warren & The Guys, Ltd. Mr. Bush also serves as a director of the Iowa Horsemen’s Benevolent and Protective Association.
Kevin Ross, Director and Secretary — Age 31
Kevin Ross has served as a Director since our inception and has been our secretary since August 2006. For 10 years, Mr. Ross has been a farmer/rancher in Minden, Iowa where he operates a 650-acre farm and 70-head cow/calf operation. Mr. Ross has a degree in Agricultural Studies from Iowa State University and serves as a director and President-Elect of the Iowa Corn Growers’ Association. Mr. Ross also serves as an officer of Windy Hill Farms, Inc., Ross Valley Farms, L.L.C., Ross Land and Cattle, Inc., and DeNovo Equity, LLC. He also serves as an agent for The Home Agency, where he is involved with crop insurance sales.
THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THE NOMINEES IS QUALIFIED TO SERVE AS A DIRECTOR. THE BOARD HAS NOT MADE A RECOMMENDATION WITH RESPECT TO THE DIRECTOR ELECTION. YOU MAY VOTE FOR NO MORE THAN TWO NOMINEES. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR DIRECTOR, THE PROXIES WILL VOTE FOR THE INCUMBENT DIRECTORS, WARREN BUSH AND KEVIN ROSS.
Biographical Information for Non-nominee Directors, Executive Officers and Significant Employees
John Geake, Director and Vice Chairman — Age 51
John Geake has served as a Director since our inception. He served as our Chief Executive Officer from inception to August 2006. Mr. Geake currently serves as Vice Chairman. Mr. Geake is a fourth-generation farmer operating a 1,200-acre row crop farm in southern Sac County, Iowa. He also operates a 500-head farrow-to-finish swine operation. Mr. Geake formerly served on the Wall Lake School Board.
Brent Halling, Director — Age 55
Brent Halling was first elected as a Director in 2010. Mr. Halling has operated a farming operation near Perry, Iowa, for the past 35 years. Mr. Halling served as Iowa Deputy Secretary of Agriculture from 1999 to 2006. Since 1986, Mr. Halling has served as a Dallas County Township Trustee and a Dallas County Township Clerk. In 2008, Mr. Halling served on the Governor’s Rebuild Iowa Advisory Commission as the Chair of the Agriculture and Environment Task Force.
Virgil Harrison, Director — Age 70
Virgil Harrison was first elected as a Director in 2010. Mr. Harrison operated a special coatings and sandblasting operation in Cherokee, Iowa for 45 years. In this position, Mr. Harrison served municipal water treatment plants and wastewater plants for communities in seven states. He retired from that business in 2009.
William Horan, Director, Chairman, President and Chief Executive Officer — Age 63
William Horan has served as a Director since our inception. Mr. Horan has been a farmer for 37 years. He is a partner in Horan Brothers Agricultural Enterprises in Rockwell City, Iowa. Mr. Horan is past president of the Iowa Corn Growers Association and sits on the following: the Board of Directors of Natural Resource Solutions, LLC; Truth about Trade; ISU Research Park Board of Directors; and the USDA DOE Technical Advisory Committee. Mr. Horan previously served on the boards of directors of the following public reporting companies: Iowa Renewable Energy, LLC, Western Dubuque Biodiesel, LLC and Central Iowa Energy, LLC.

Dennis Mauser, Director and Treasurer — Age 62
Dennis Mauser has served as a Director since our inception and currently serves as our Treasurer. Mr. Mauser has farmed for more than 40 years in Buena Vista County and Sac County, Iowa. His 600-acre operation includes corn, soybeans, and popcorn; he also manages a cow-calf herd. He formerly served as President of the Iowa Farm Bureau Young Members, on the Schaller Community School Board, and as President of Sac County Rural Electric Cooperative. He is Past President of the Board of Directors of the Iowa Renewable Fuels Association and has served on the National Biodiesel Board. Mr. Mauser is also a member of the board of directors of Western Dubuque Biodiesel, LLC, a publicly reporting company. Mr. Mauser previously served on the boards of directors of Iowa Renewable Energy, LLC and Central Iowa Energy, LLC.
Jeff Johannesmeyer, General Manager — Age 58
Jeffrey Johannesmeyer has served as our General Manager since September 4, 2010. Mr. Johannesmeyer previously served as Managing Director and Principle of a middle market investment banking firm, specializing in the agribusiness and food sectors. While serving in this position, Mr. Johannesmeyer led over fifteen successful transaction engagements and provided consulting expertise to clients in risk management, strategic planning, financial structuring and risk assessment.
Joe Neppl, Former Chief Financial Officer — Age 62
Joe Neppl served as our Chief Financial Officer from July 23, 2009 until his retirement on March 31, 2011. Mr. Neppl had been employed by WIE as its Accountant and Controller since March 2005. Mr. Neppl previously served for 14 years as an accountant for United Agri Products, a division of ConAgra Foods.
Brad Wilson, Chief Financial Officer — Age 40
Brad Wilson has served as our Chief Financial Officer since April 1, 2011. Mr. Wilson previously served in various positions with West Central Cooperative, based in Ralston, Iowa, including as an Internal Auditor from March 2005 through September 2007 and as a Business Analyst from September 2007 through March 2011. In this most recent position, Mr. Wilson acted to implement the cooperative’s enterprise resource planning, coordinated special projects for the Administration Department and served as a project manager for 360 Feeds, LLC, a West Central Cooperative subsidiary operating multiple feed mills.
PROPOSAL TWO
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
We believe that our compensation policies and procedures are reasonable based on the size and complexity of the Company and are strongly aligned with the long-term interests of our members. Recently, Congress passed a law that requires publicly reporting companies to present their members the opportunity to provide an advisory vote on the Company’s executive compensation program. We urge you to read the “EXECUTIVE COMPENSATION” section of this proxy statement, including the Company’s Compensation Discussion and Analysis section, for details on the Company’s compensation of our executive officers. This advisory member vote, commonly known as “Say-on-Pay,” gives you as a member the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:
“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”
Because your vote is advisory, it will not be binding upon the Board. However, the Board will take into account the outcome of the vote when considering future executive compensation arrangements.
This proposal will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal, regardless of whether any alternative receives a vote from a majority of the units represented at the 2011 Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ENDORSEMENT OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES, THE PROXIES WILL VOTE FOR THE APPROVAL OF PROPOSAL TWO.
PROPOSAL THREE
ADVISORY VOTE ON FREQUENCY OF THE SAY-ON-PAY VOTE
The Company is presenting the following proposal, which gives you as a member the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal Two, in our proxy statement. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While the Board intends to carefully consider the member vote resulting from the proposal, the final vote will not be binding on the Company and is advisory in nature.
“RESOLVED, that the members of the Company indicate by their vote on this resolution, whether the members' advisory vote on executive compensation should take place every year, every two years, or every three years, or that they abstain from voting.”
THE BOARD RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) EVERY THREE YEARS. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES, THE PROXIES WILL VOTE FOR EVERY THREE YEARS.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
To our knowledge, no person or entity, including our officers and Directors, currently beneficially owns more than 5% of our membership units.
SECURITY OWNERSHIP OF MANAGEMENT
As of April 29, 2011, members of our Board of Directors, our executive officers and our nominees for Director beneficially own membership units as follows:

Title of Class	Name, Address, and Position of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Membership Units	Warren Bush, Director 101 Boyer St. Wall Lake, IA 51466	628	(1)	2.37%
Membership Units	John Geake, Vice Chairman and Director 3764 Needham Avenue Wall Lake, IA 51466	330		1.25%
Membership Units	Brent Halling, Director 14645 Hall Avenue Perry, Iowa 50220	50		*
Membership Units	Virgil Harrison, Director 1953 Highway 3 East Cherokee, Iowa 51012	100		*
Membership Units	William Horan, Chairman, President, Chief Executive Officer and Director 3220 — 240th Street Rockwell City, IA 50579	110	(2)	*
Membership Units	Dennis Mauser, Treasurer and Director 1940 — 190th Street Early, IA 50535	246		*
Membership Units	Kevin Ross, Secretary and Director 25426 — 320th Street Minden, IA 51553	240	(3)	*
Membership Units	Brad Wilson, Chief Financial Officer 1220 S. Center Street Wall Lake, Iowa 51466	40		*
Membership Units	Michael Bettin, Director Nominee 3127 Highway 71 Odebolt, Iowa 51458	53		*
Totals		1,797		6.79%

(*)	Indicates less than one percent (1%) ownership.

(1)
Warren Bush is a principal owner of Bush Boys Enterprises, LLC. Four hundred (400) of the membership units beneficially owned by Warren Bush are held in the name of Bush Boys Enterprises, LLC. These 400 units are pledged as security. Warren Bush’s spouse is a trustee of the Clayton Schroeder Irrevocable Trust, which holds 200 units. Additionally, his spouse owns 28 units.

(2)	William Horan is a principal owner of Horan Brothers. William Horan owns 50 units directly and 60 units indirectly through Horan Brothers.

(3)	Kevin Ross is a principal owner of Windy Hill Farms, Inc. Kevin Ross owns 30 units directly and 210 units indirectly through Windy Hill Farms, Inc.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Two of our Directors, Brent Halling and Virgil Harrison, were elected as Directors at the Company’s annual meeting of members held on June 7, 2010 and filed Form 3 on December 21, 2010 and December 28, 2010, respectively. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and Directors, all other Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2010.
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors generally meets once per month. The Board of Directors held twelve regularly scheduled meetings and five special meetings during the fiscal year ended December 31, 2010. All of the Directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended December 31, 2010 during the period they served on the Board.
The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our Directors. Members desiring to communicate with the Board of Directors may do so by contacting a Director via our website, fax, phone, or in writing. The names of our Directors are listed on the Company’s website at www.westerniowaenergy.com.
The Board of Directors does not have a policy with regard to Directors’ attendance at annual meetings. Last year, all Directors attended the Company’s annual meeting. Due to this high attendance record, it is the view of the Board of Directors that such a policy is unnecessary.

Director Independence Standards
The Board of Directors is exempt from independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association. However, a majority of our Directors are independent as defined by NASDAQ Rule 5605(a)(2). Our independent Directors include Warren Bush, John Geake, Brent Halling, Virgil Harrison and Kevin Ross. William Horan is not considered independent due to his capacity as President and Chief Executive Officer of the Company. Dennis Mauser is not considered independent because in his capacity as our Treasurer, he has acted as the Company’s principal financial and principal accounting officer within the last three years; specifically, during the period prior to the date that Joe Neppl was appointed as the Company’s Chief Financial Officer in July 2009.
To our knowledge, Michael Bettin, one of the nominees for election as a Director, is also independent as defined by NASDAQ Rule 5605(a)(2). Two of our former Directors, Wayne Seaman and Nile Ramsbottom, served as Directors until the Company’s 2010 Annual Meeting. Mr. Seaman was independent as defined by NASDAQ Rule 5605(a)(2). Mr. Ramsbottom was not independent as defined by that rule due to his employment with REG, Inc., an entity that formerly managed our plant, procured feedstock and chemical inputs for our plant and marketed our biodiesel and glycerin.
In making determinations regarding Director independence pursuant to NASDAQ Rule 5605(a)(2), the Board relied upon Annual Director and Officer Questionnaires provided by the Directors that considered factors including: (i) the Directors’ current or past employment by the Company; (ii) compensation received by the Directors from the Company; (iii) the family relationships between our Directors and other individuals involved with the Company; (iv) positions our Directors hold with other companies; (v) transactions between our Directors and the Company; and (vi) other relationships that could interfere with the Directors’ exercise of independent judgment in carrying out their responsibilities as Directors.
Board Leadership Structure and Role in Risk Oversight
The Company’s Chairman, William Horan, also serves as the Company’s President and Chief Executive Officer. The Company does not have a lead independent director. The Company’s day-to-day activities at its biodiesel plant are managed by the Company’s General Manager, Jeff Johannesmeyer. The Board has determined that its leadership structure is effective to create checks and balances between management and the Board. The Board is actively involved in overseeing all material risks that face the Company, including risks related to changes in commodity prices. The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the management of the Company, and through its risk management committee.
Code of Ethics
The Company has adopted a Code of Ethics for Chief Executive and Senior Financial Officers that applies to our Chief Executive Officer and Chief Financial Officer or persons performing similar functions. The Code of Ethics for Chief Executive and Senior Financial Officers is available free of charge on written request to Western Iowa Energy, LLC, 1220 S. Center St., P.O. Box 399, Wall Lake, IA 51466.
Audit Committee
The Company has a standing Audit Committee. The purpose of the Audit Committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls. The Audit Committee appoints and monitors the independence and qualifications of the Company’s independent auditors, provides an avenue of communication among the independent auditors, management, and the Company’s Board of Directors, and prepares an Audit Committee report to be included in the Company’s annual proxy statement.
The Audit Committee of the Board of Directors operates under a charter adopted by the Board of Directors in July 2006. A copy of the Audit Committee Charter was attached to the Company’s proxy statement with respect to the 2009 annual meeting.
Under the charter, the Audit Committee must have at least three members. The Board of Directors has appointed Warren Bush (Chairman), John Geake, and Brent Halling to the Audit Committee. In June 2007, the Board of Directors appointed John Morrow to act as the financial expert on the Audit Committee. The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association. Nevertheless, all of our Audit Committee members are independent within the definition of independence provided by NASDAQ Rules 5605(a)(2) and 5605(c)(2).

John Morrow serves as the financial expert on the Audit Committee. Mr. Morrow is a Certified Public Accountant licensed in the state of Iowa. Mr. Morrow’s experience includes assisting clients in various areas, including selection of entity, implementing initial accounting systems, training, preparing monthly and annual statements, payroll, and detail analysis. In addition, Mr. Morrow has been engaged by various entities such as agricultural-related companies dealing in grain and agriculture products, utilities, financial institutions, nonprofit organizations, regional council of governments, regional housing authority, county schools and local political subdivisions to provide auditing services. Mr. Morrow has a wide range of experience in taxation, including taxation of C corporations, S corporations, limited liability companies, partnerships, nonprofit organizations, individual payroll, employee benefits plans, and sales and use taxes. Mr. Morrow is paid $125 per hour for his services.
The Audit Committee met six times during the fiscal year ended December 31, 2010. Each of our Audit Committee members attended at least 75% of the Audit Committee meetings during the period they served on the Audit Committee.
Audit Committee Report
The Audit Committee delivered the following report to the Board of Directors of the Company on March 28, 2011. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2010. The Audit Committee has discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter to management from Eide Bailly LLP as required by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with such independent registered public accounting firm its auditors’ independence. The Audit Committee has considered whether the provision of services by Eide Bailly LLP, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, are compatible with maintaining Eide Bailly LLP’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010.

Audit Committee
Warren Bush, Chair
John Geake
Brent Halling
John Morrow, Financial Expert
Independent Registered Public Accounting Firm
The Audit Committee selected Eide Bailly LLP as the Company’s independent registered public accountants for the fiscal year January 1, 2011 to December 31, 2011. A representative of Eide Bailly LLP is expected to be present at the 2011 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if he or she desires to do so.

Audit Fees
The aggregate fees billed by the principal independent registered public accountants (Eide Bailly LLP) to the Company during the last two fiscal years are as follows:

Category	Fiscal Year	Fees
Audit Fees	2010	$74,035
	2009	$89,834
Audit-Related Fees	2010	$1,775
	2009	$29,070
Tax Fees	2010	$0
	2009	$0
All Other Fees	2010	$9,326
	2009	$1,924
•
Audit Fees. This category includes the fees and out-of-pocket expenses for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

•
Audit-Related Fees. This category consists of assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements. In 2009, these services related primarily to a proposed consolidation with another entity. In 2010, these services included internal control consultation and proxy statement review.

•
All Other Fees. This category consists of fees for other non-audit services. In 2009, these fees included the observation of election proceedings at the Company's annual meeting. In 2010, these fees included the observation of election proceedings and also included agreed upon procedures related to REG.

Prior to engagement of its principal independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the Audit Committee pursuant to Company policy requiring such approval. One hundred percent (100%) of all audit services, audit-related services and other services above were pre-approved by the Audit Committee.
Nominating Committee
The Board of Directors has acted as a nominating committee for the Company and no separate nominating committee has been formed to date. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the Board of Directors acting as a nominating committee. The Board of Directors, when acting as a nominating committee, is generally responsible for:
•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.
The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by Members. The Board of Directors believes that this is appropriate since our Operating Agreement provides a procedure pursuant to which Members may nominate Directors. In identifying candidates for initial or continued membership on the Board, the Board takes into account all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, and local or community ties, and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially. The Board also may consider the extent to which the candidate would fill a present need on the Board. In the future, the Board of Directors may establish a nominating committee and may establish a charter and develop policies and procedures for evaluating potential Director candidates, whether presented by Members or selected by a nominating committee.

Although the Board of Directors has acted as a nominating committee for the Company and no separate nominating committee has been formed to date, a nominating committee would be exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association. As discussed above, all of our Directors are independent as defined by NASDAQ Rule 5605(a)(2) except William Horan and Dennis Mauser. Each Director participates in the consideration of Director nominees.
The Board of Directors met on April 25, 2011 to discuss nominations for Directors of the Company. The Board of Directors nominated Warren Bush and Kevin Ross for re-election as Directors of the Company. Michael Bettin was nominated as a nominee for the 2011 annual Board of Directors election pursuant to the member nomination provisions of Section 5.3(b) of the Company’s Operating Agreement.
Compensation Committee
The Board of Directors has not established a committee specifically entitled “compensation committee.” Our Board of Directors performs the same tasks usually performed by a compensation committee. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board has determined that each of the Directors is qualified to perform the services of a compensation committee. The Board of Directors has overall responsibility for approving our Director and executive compensation plans, policies, and programs. The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter.
Although the Board of Directors has acted as a compensation committee for the Company and no separate compensation committee has been formed to date, a compensation committee would be exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association. As discussed above, all of our Directors are independent as defined by NASDAQ Rule 5605(a)(2) except William Horan and Dennis Mauser.
DIRECTOR NOMINATIONS
Members may request that the Company include a Director candidate in the Company’s proxy materials and proxy card for the 2012 Annual Meeting pursuant to the requirements of Rule 14a-11 promulgated under the Securities and Exchange Act of 1934, as amended. Under this regulation, written notice of a member’s intent to nominate an individual for director must also be given, either by personal delivery or by United State mail, postage prepaid, to the Company no later than December 30, 2011.
In addition, a member may nominate a candidate for Director by following the procedures explained in Section 5.3(b) of the Company’s Operating Agreement. Section 5.3(b) of the Operating Agreement requires that written notice of a member’s intent to nominate an individual for director must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 60 days and no more than 90 days prior to the date of the Company’s annual meeting. The notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) a representation that the member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) the name, age, business and residence address and principal occupation or employment of the nominee, (d) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member, (e) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, (f) the consent of each nominee to serve as a director of the Company if so elected, and (g) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the director’s seat to be filled at the next election of directors. If the presiding officer at the annual meeting determines that a nomination is not made in accordance with the procedures set forth in Section 5.3(b) of the Operating Agreement, the officer may declare the nomination defective.

MEMBER PROPOSALS
In order to be considered for inclusion in our 2012 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, by December 30, 2011 (approximately 120 days prior to the one-year anniversary of the release of this proxy statement). The Company suggests that proposals for the 2012 Annual Meeting of Members be submitted by certified mail, return receipt requested.
Members who intend to present a proposal at the 2012 Annual Meeting without including the proposal in the Company’s proxy statement must provide the Company notice of the proposal no later than March 15, 2012, which is approximately 45 days prior to the one-year anniversary of the release of this proxy statement. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If the Company does not receive notice of a member proposal intended to be submitted to the 2012 Annual Meeting by March 15, 2012, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a member proposal intended to be submitted to the 2012 annual meeting by March 15, 2012, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a discussion of the transactions we have engaged in with related parties. Nile Ramsbottom served as one of our Directors from 2006 until his term expired at the 2010 Annual Meeting. Mr. Ramsbottom was the Executive Vice President Global Sales of REG, Inc. (“REG”). In 2005, we entered into a Management and Operational Services Agreement (“MOSA”) with West Central Cooperative to provide overall management, sales and marketing and feedstock procurement services to our plant. On September 21, 2006, West Central assigned the agreement to REG, whereby REG agreed to perform all duties and discharge all obligations as set forth in the MOSA. Under the terms of the MOSA, we paid REG certain fees in exchange for the management, sales and marketing, and feedstock procurement services provided by REG. During the fiscal year ended December 31, 2010, we paid REG approximately $116,233 for its services pursuant to the MOSA. The MOSA terminated during the fiscal year ended December 31, 2010.
The Board of Directors reviews all transactions with related parties, as that term is defined in Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest. The Company’s Operating Agreement includes a written policy that requires that any such related-party transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party. Further, our Operating Agreement requires our Directors to disclose any potential financial interest in any transaction being considered by the Board of Directors.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Throughout this proxy statement, the individuals who serve as our Chief Executive Officer and Chief Financial Officer are referred to as the “executive officers.” Our Board of Directors, in performing the tasks usually performed by a compensation committee, has responsibility for proposing, overseeing and evaluating the compensation of the Company’s executive officers.

Our compensation programs are designed to achieve the following objectives:
•	Attract, retain and motivate highly qualified and talented executives who will contribute to the Company’s success by reason of their ability, ingenuity and industry;
•	Link compensation realized to the achievement of the Company’s short and long-term financial and strategic goals;
•	Align management and member interests by encouraging long-term member value creation;
•	Maximize the financial efficiency of the compensation program from tax, accounting, cash flow and dilution perspectives; and
•	Support important corporate governance principles and comply with best practices.
Chief Executive Officer
Our current Chief Executive Officer, William Horan, also serves as the Company’s Chairman and President. Pursuant to our operating agreement, the titles “President” and “Chief Executive Officer” refer to one and the same office. In April 2007, our Board of Directors approved a compensation policy for our Chairman and President/CEO. Pursuant to that policy, William Horan, in his capacity as Chairman and President/CEO of the Company, receives compensation in the amount of $1,000 per month. This compensation policy is currently in effect for the 2011 fiscal year. As a member of the Board of Directors, William Horan is also compensated under the Board of Directors compensation policy approved in September 2007, which provides for compensation in the amount of $500 for each Board of Directors meeting attended, $250 per month in the event the Company meets all of its loan covenants in any year, and $250 per month in the event the Company realizes an annual return on investment of 15% or more. This Board of Directors compensation policy remains in effect for the 2011 fiscal year. Pursuant to a separate compensation policy approved by the Board of Directors in September 2006, each Director also receives a fee of $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day.
Chief Financial Officer
Our former Chief Financial Officer, Joe Neppl, served in that capacity from July 2009 until his retirement in March 2011. Joe Neppl served pursuant to a verbal agreement with the Company at an annual salary of $76,445. He was also eligible for an annual performance bonus in the discretion of the Board of Directors, which was awarded in the amount of $1,058, and received a health insurance allowance of $2,400.
Other
We do not provide any material executive perquisites. We offer no pension benefit plans to our executive officers. Our executive officers do not have change of control or severance agreements, which means the Board of Directors retains discretion over severance arrangements in the event of termination.
None of our executive officers, directors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.
Compensation Committee Report
The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.
Warren Bush
John Geake
Brent Halling
Virgil Harrison
William Horan
Dennis Mauser
Kevin Ross

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2010, all of our Directors, including our Chairman, President and Chief Executive Officer, William Horan, and our past acting principal financial and accounting officer, Dennis Mauser, participated in deliberations concerning executive officer compensation. There are no interlocking relationships between our Company and other entities that might affect the determination of the compensation of our executive officers.
Summary Compensation Table
The following table sets forth all compensation paid or payable by the Company during the last three fiscal years to our Chairman, President and Chief Executive Officer, William Horan. The table also sets forth all compensation paid or payable by the Company to our former Chief Financial Officer, Joe Neppl, during the full fiscal year ended December 31, 2009, which is the year in which Mr. Neppl was appointed as Chief Financial Officer, and during the fiscal year ended December 31, 2010. Mr. Neppl retired effective March 31, 2011. As of December 31, 2010, our executive officers did not have any options, warrants, or other similar rights to purchase securities of the Company.

Name and
Principal				All Other
Position	Year	Salary	Bonus	Compensation		Total
William Horan,	2010	$0	$0	$31,001	(1)	$31,001
Chairman,	2009	$0	$0	$24,307	(2)	$24,307
President, and CEO	2008	$0	$0	$24,989	(3)	$24,989

Joe Neppl, Former	2010	$76,445	$1,058	$5,170	(4)	$82,673
Chief Financial Officer	2009	$70,550	$1,621	$4,632	(5)	$76,753

(1)	Includes $12,000 for service as Chairman, President and CEO, $14,588 in Board fees earned or paid in cash, and $4,413 in reimbursed expenses.

(2)
Includes $12,000 for service as Chairman, President and CEO, $9,225 in Board fees earned or paid in cash (which includes $3,000 pursuant to Board compensation policy related to the Company meeting its loan covenants), and $3,082 in reimbursed expenses.

(3)
Includes $12,000 for service as Chairman, President and CEO, $9,300 in Board fees earned or paid in cash (which includes $3,000 pursuant to Board compensation policy related to the Company meeting its loan covenants), and $3,689 in reimbursed expenses.

(4)	Includes $2,400 for health insurance allowance, $2,293 for 401(k) match, and $477 for reimbursed expenses.

(5)	Includes $2,400 for health insurance allowance, $2,117 for 401(k) match, and $115 for reimbursed expenses.
DIRECTOR COMPENSATION
Our Board of Directors is compensated pursuant to a compensation policy approved by our Board of Directors in September 2007. Under this policy, (i) each member of the Board of Directors receives $500 for each Board meeting the Director attends; (ii) should the Company meet all of its loan covenants in any year, each Director will receive an additional $250 per month payable retroactively; and (iii) should the Company realize an annual return on investment of 15% or more, each Director will receive an additional $250 per month payable retroactively. In fiscal year 2010, no director received compensation pursuant to items (ii) or (iii) in the preceding sentence. Members of the Audit Committee are compensated $250 for each Audit Committee meeting attended. The Company’s Director compensation policy remained unchanged in fiscal year 2010. Pursuant to a separate compensation policy approved by the Board of Directors in September 2006, each Director also receives a fee of $75 per hour for other business done on the Company’s behalf, up to a maximum of $500 per day. In addition, each Director is reimbursed for reasonable expenses incurred in connection with service to the Company, including mileage and attendance at meetings and conferences.

For fiscal year 2010, the Directors received the following compensation. William Horan, who is also a Director of the Company, is not included in this table because all compensation paid or payable by the Company to William Horan is reflected in the Summary Compensation Table above.

	Fees Earned or	All Other
Director	Paid in Cash	Compensation(1)	Total
Warren Bush	$12,863	$0	$12,863
John Geake	$14,000	$150	$14,150
Brent Halling	$6,250	$815	$7,065
Virgil Harrison	$4,750	$773	$5,523
Dennis Mauser	$16,738	$5,789	$22,527
Kevin Ross	$13,025	$3,719	$16,744
Nile Ramsbottom (former Director)	$5,500	$0	$5,500
Wayne Seaman (former Director)	$7,550	$125	$7,675

(1)	In each case, for reimbursed expenses.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s 2010 Annual Report on Form 10-K, including financial statements and notes for the fiscal year ended December 31, 2010, accompanies the delivery of this Proxy Statement.
The Company will provide each member solicited a copy of the exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Exhibits should be directed to Brad Wilson, Chief Financial Officer of Western Iowa Energy, LLC at 1220 S. Center St., P.O. Box 399, Wall Lake, IA 51466. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of membership units in the Company on April 29, 2011. The 2010 Annual Report on Form 10-K, complete with exhibits, is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov). Information about us is also available at our website at www.westerniowaenergy.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission.

Appendix I

WESTERN IOWA ENERGY, LLC	NAME
2011 Annual Meeting of Members — Monday, June 20, 2011	NUMBER OF UNITS
For Unit Holders as of April 29, 2011.
Proxy Solicited on Behalf of the Board of Directors
Vote by mail or facsimile: (1) Read the proxy statement, (2) Check the appropriate boxes on the proxy card below, (3) Sign and date the proxy card, and (4) Return the proxy card by mail to 1220 S. Center St., P.O. Box 399, Wall Lake, IA 51466 or via fax to (712) 664-2183.
PROPOSAL ONE: ELECTION OF TWO DIRECTORS
You may vote for TWO (2) nominees by marking the “FOR” boxes.

	For	Withhold/Abstain
Michael Bettin	☐	☐
Warren Bush	☐	☐
Kevin Ross	☐	☐
PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
The Board recommends a vote “FOR” this proposal.

For	Against	Abstain
☐	☐	☐
PROPOSAL THREE: ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE
The Board recommends a vote for “EVERY THREE YEARS” for this proposal.

Every Year ☐	Every Two Years ☐	Every Three Years ☐	Abstain ☐
By signing this proxy card, you appoint John Geake and Dennis Mauser, jointly and severally, each with full power of substitution, as proxies to represent you at the 2011 Annual Meeting of the Members to be held on Monday, June 20, 2011, and at any adjournment thereof, on any matters coming before the meeting. This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. Please specify your choices by marking the appropriate boxes above. The Proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be RECEIVED by the Company by 5:00 p.m. on Friday, June 17, 2011.
If you execute this proxy card but do not mark any boxes, your units will be voted FOR the incumbents, Warren Bush and Kevin Ross, FOR Proposal Two — Say-on-Pay and EVERY 3 YEARS with respect to Proposal Three — Frequency of the Say-on-Pay vote. If you choose only one (1) nominee, then the proxies will vote your units only for the nominee you chose. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a candidate or FOR and AGAINST a proposal, your votes will not be counted with respect to the director candidate or the proposal for which you marked contradicting choices. However, each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2011 Annual Meeting.
You may revoke your proxy by: (1) voting in person at the 2011 Annual Meeting; (2) giving personal or written notice of the revocation, which is received by Kevin Ross, Secretary of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466 by 5:00 p.m. on June 17, 2011; or (3) giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2011 Annual Meeting.

Signature:	Signature:

Date:	Date:

Please sign exactly as your name appears on your unit certificate. If units are jointly held by more than one person, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please note that fact. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.